As filed with the Securities and Exchange Commission on September 17, 1997
                                                            File No. 33-________
                                                                    811-________
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                        Pre-Effective Amendment No. ____                     [ ]
                       Post-Effective Amendment No. ____                     [ ]


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                               AMENDMENT NO. ___                             [ ]

                               THE WESTPORT FUNDS
               (Exact Name of Registrant as Specified in Charter)

               253 Riverside Avenue, Westport, Connecticut 06880
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (203) 227-3601



                             Edmund H. Nicklin Jr.
                               The Westport Funds
                              253 Riverside Avenue
                          Westport, Connecticut 06880
               (Name and address of agent for service of process)


   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

 It is proposed that this filing will become effective (check appropriate box)

               - immediately upon   filing   pursuant  to paragraph (b) of Rule
                 485
               - on (date) pursuant to paragraph (b)  of  Rule  485
               - 60 days after filing pursuant to paragraph (a)(1) of Rule 485
               - on (date) pursuant to paragraph (a)(1) of Rule 485
               - 75 days after filing pursuant to paragraph (a)(2) of Rule 485
               - on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

               ___ This post-effective amendment  designates  a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                               THE WESTPORT FUNDS
                 Cross Reference Sheet pursuant to Rule 404A(a)

Form                                               Prospectus and Statement of Additional
N-1A ITEM   Form Caption                                    Information Caption
---------   ----------------------------------     --------------------------------------

 1          Cover Page                             Cover Page
 2          Synopsis                               Prospectus Summary; Expenses of Investing in a Westport Fund
 3          Condensed Financial Information        Not Included
 4          General Description of Registrant      Investment Objectives; Investment Strategy; Investment Risks;
                                                   Investment Policies; Hedging; Additional Investment Practices
 5          Management of the Fund                 Management
 6          Capital Stock and Other Securities     Organization and Description of Shares of Beneficial Interest;
                                                   Dividends and Tax Matters
 7          Purchase of Securities Being Offered   Purchases and Redemptions of Shares
 8          Redemption or Repurchase               Purchases and Redemptions of Shares
 9          Legal Proceedings                      Not Applicable
10          Cover Page                             Cover Page**
11          Table of Contents                      Table of Contents**
12          General Information and History        Not Applicable
13          Investment Objectives and Policies     Investment Objectives and Policies, Techniques and Strategies, and
                                                   Restrictions**
14          Management of the Registrant           Management*; Management of the Fund**
15          Control Persons and Principal          Not Applicable
            Holders of Securities
16          Investment Advisory and Other          Management*; Custodian and Transfer and Dividend Disbursing Agent*
17          Brokerage Allocation                   Portfolio Turnover**; Portfolio Transactions and Brokerage**
18          Capital Stock and Other Securities     Organization and Description of Shares of Beneficial Interest*
19          Purchase, Redemption, and Pricing of   Redemption of Shares**; Determination of Net Asset Value**
            Securities Being Offered
20          Tax Status                             Taxation
21          Underwriters                           Management*
22          Calculation of Performance Data        The Fund's Performance*; Calculation of Performance Data**
23          Financial Statements                   Not Included
------------------------
*        Prospectus
**       Statement of Additional Information

                                   PROSPECTUS
                                 _________, 1997

                               THE WESTPORT FUNDS

                                  WESTPORT FUND
                             WESTPORT SMALL CAP FUND


The Westport Funds (the "Trust") is a no-load, open-end, management investment company with two different investment portfolios - Westport Fund and Westport Small Cap Fund (each, a "Fund" and collectively, the "Funds"). Each Fund has a distinct investment objective, but both Funds are managed with the same value-oriented strategy. There can be no assurance that either Fund will achieve its investment objective. This prospectus describes the following Funds:


          Westport Fund


               The Westport Fund seeks a return composed of capital appreciation by investing in the securities of companies which are undervalued relative to such company's assets or long-term earnings potential. The Fund invests primarily in equity securities and current income is a secondary consideration. The median market capitalization of the companies the Fund invests in is expected to be mid range - between $1 billion and $5 billion.


          Westport Small Cap Fund


               The Small Cap Fund seeks long-term capital appreciation by investing in the securities of companies which are undervalued relative to such company's assets or long-term earnings potential. The Fund invests primarily in equity securities of companies with market capitalizations less than or equal to $1 billion.


Shares of both Funds are offered to investors without any sales charge. Each Fund offers two classes of shares to investors, with each class subject to differing expenses and minimum investment amounts.


This Prospectus offers shares of the Funds and sets forth concisely the information concerning the Trust and the Funds that a prospective investor ought to consider before investing. Investors are advised to read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated ________, 1997, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting The Westport Funds at (800) xxx-xxxx.


Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares of the Trust are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
      THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
        ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
          ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                      CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS SUMMARY


General Description of the Trust and the Funds


The Trust is a diversified, no-load, open-end, management investment company organized as a Delaware business trust, composed of the following two separate series: the Westport Fund and the Westport Small Cap Fund. Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.


Summary of the Funds


Investment Objective and Policies. The Funds seek long-term capital appreciation by investing primarily in equity securities of mid and small capitalization companies. Westport Advisers, LLC, the Funds' investment adviser (the "Adviser"), employing a modified "value" approach to each Fund's investments, seeks to identify companies that have experienced fundamental change, are misunderstood by the investment community leading to undervaluation in the marketplace, or are intrinsically undervalued relative to their assets or long-term earnings potential. Companies with mid range ($1 billion to $5 billion) or smaller market capitalizations that are out of favor are often not closely followed by analysts providing an opportunity for enhanced returns from analytical and other research efforts. See "Investment Strategy."


Management. Westport Advisers, LLC, an affiliate of, and having the same portfolio managers as, Westport Asset Management Inc. ("Westport"), is the
Funds' investment adviser and makes investment decisions for the Funds. ___________________ (the "Administrator" or the "Distributor") is the administrator and distributor of the Funds. See "Management."


Purchases and Redemptions. Shares of either Fund may be purchased or redeemed, without any sales charges, Monday through Friday except on days that the New York Stock Exchange is closed (a "Fund Business Day"). Each Fund consists of two classes of shares. The initial minimum investment for Class A shares of either Fund is $5,000, or $2,000 for retirement accounts. The minimum for subsequent investments in such Class of either Fund is $100. For Class B shares, the minimum investment is $1 million for either Fund and the minimum for subsequent investments is $10,000. See "Purchases and Redemptions of Shares."


Dividends. Dividends representing the net investment income of a Fund are declared and paid at least annually. Net capital gains realized by a Fund, if any, also will be distributed annually. Dividends and distributions are reinvested in additional shares of the relevant Fund unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."


Risk Factors and Investment Considerations. The Funds do not invest primarily for income, although the Westport Fund's investment objective is to achieve a return composed of capital appreciation and secondarily current income. The Funds do not by themselves provide a complete or balanced investment program, although the Westport Fund may be viewed as a "core holding" in an investor's portfolio due to its investment flexibility across the range of equity market capitalizations. The Funds may be an appropriate investment for investors willing to tolerate possibly significant fluctuations in net asset value while seeking long-term returns that are potentially higher than market averages. The securities of small and mid capitalization companies typically are more thinly traded and volatile than those of larger companies. In the long-run, small capitalization companies generally have greater growth potential than mid capitalization companies which have greater growth potential than large capitalization companies. In the shorter term, however, the prices of securities of small capitalization companies, and mid capitalization companies to a lesser extent, may fluctuate significantly in response to news about the company, the markets or the economy. Other investments and investment techniques of the Funds, such as investments in securities of foreign issuers, may entail additional risks or have speculative characteristics. See "Investment Risks" and "Investment Policies."


Special Risks


There are certain risks associated with the investment policies of each of the Funds. For instance, to the extent that a Fund invests in the securities of small to mid range market capitalization companies, or financial instruments related to such securities, the Fund may be exposed to a higher degree of risk and price volatility because such investments may lack sufficient liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. To the extent that a Fund invests in securities of non-U.S. issuers or securities denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investments in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well-developed securities industry as well as less regulation of stock exchanges, brokers and issuers. For more details on the risks associated with certain investment techniques, see "Investment Risks." Also see "Additional Investment Practices - Portfolio Transactions."

                    EXPENSES OF INVESTING IN A WESTPORT FUND


          The following table should help you understand the various costs and expenses that you will bear if you invest in a Fund.

Shareholder Transaction Expenses for all Funds:

Maximum Sales Load Imposed on Purchases                                     None
Maximum Sales Load Imposed on Reinvested Dividends                          None
Deferred Sales Load                                                         None
Redemption Fees                                                             None
Exchange Fees                                                               None

Annual Fund Operating Expenses:  (as a percentage of average net assets)

                                                                   Westport
                                              Westport             Small Cap
                                         Class A   Class B    Class A    Class B

Advisory Fees                              0.90%    0.90%      1.00%      1.00%
12b-1 Fees                                 None      None      None       None
Other Expenses (1)
    Shareholder Servicing Fees (2)         0.20%     None      0.20%      None
    Miscellaneous Expenses (3)             0.40%     0.60%     0.30%      0.50%

Total Fund Operating Expenses (4)          1.50%     1.50%     1.50%      1.50%
--------------------

(1) The amount of the "Other Expenses" is an estimate for each Fund's first full fiscal year of operation.

(2) The Trust does not anticipate paying or accruing any service fees at a rate above 0.20% until December 31, 1998 or later. After such date, service fees may be accrued at a rate of up to 0.25% of a Fund's average net assets.

(3) After reimbursement of expenses. The Adviser has voluntarily agreed to limit the total expenses of the Funds (excluding including interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of each Fund's average net assets until December 31, 1998. As long as this temporary expense limitation continues, it may lower the Funds' expenses and increase its total return. After December 31, 1998, the expense limitation may be terminated or revised at any time for either Class of either Fund. Without the expense reimbursement, it is estimated that the total operating expenses for the current fiscal year would have amounted to 1.85% for the Class A shares and 1.60% for the Class B shares of the Westport Fund and 1.95% for the Class A shares and 1.70% for the Class B shares of the Westport Small Cap Fund.

(4) After the Trust's first fiscal year, it is anticipated that the total operating expenses of the Class B shares of each Fund will be lower than such expenses of the Class A shares of the Fund. For a further description of the various costs and expenses incurred in a Fund's operation, see "Management."

Example

The following is a hypothetical example that indicates the dollar amount of expenses that an investor in a Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, and the reinvestment of all dividends and distributions:

                                        One Year              Three Years

Westport
    Class A                             $15                   $48
    Class B                             $15                   $48

Westport Small Cap
    Class A                             $15                   $48
    Class B                             $15                   $48

The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. The example should not be considered a representation of past or future expenses or return. Actual expenses and return may be greater or less than indicated.

                              INVESTMENT OBJECTIVES


The Westport Fund's investment objective is to achieve a return composed of capital appreciation and secondarily current income. The Fund seeks to achieve this objective by investing in undervalued equity securities of attractive companies. Based on the value the stock market assigns all of a company's shares, a mid cap company has a market capitalization between $1 billion and $5 billion. The Fund will invest on an opportunistic basis in the securities of attractive companies across the range of market capitalizations, but it is expected that the majority will be mid or small capitalization companies with the median market capitalization of the companies in the Fund in the mid range.


The Westport Small Cap Fund's investment objective is capital appreciation which it seeks to achieve by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.


Both Funds will invest primarily in common stocks within the market capitalization ranges indicated above. However, both Funds may invest in securities convertible into or exchangeable for common stock and investments in these securities will contribute to a Fund's return primarily through capital appreciation. In addition, a Fund may invest in non-convertible preferred stocks and debt securities with the expectation that a Fund's investments in these securities will also produce capital appreciation, but the current income component of return is a more significant factor in their selection. However, a Fund will invest in such non-convertible preferred stock and debt securities only if the anticipated capital appreciation, plus income, from such investments is equivalent to that anticipated from investments in equity or equity-related securities.


Neither of the Funds should be considered a balanced or complete investment program although the Westport Fund may be viewed as a "core" investment holding. The investment objective of a Fund may not be changed without the approval of shareholders.


                               INVESTMENT STRATEGY


The investment discipline practiced by the Adviser is a modified form of value investing that can be most accurately described as second generation value investing. Historically, value investors have used statistical criteria to select a subset from the available investment universe which is expected to provide superior returns. However, the domestic financial markets have matured through heightened competition so that simple statistical selection criteria are no longer effective. Today forward-looking business analysis is essential for superior returns.


Often a catalyst or event is necessary for those excess returns. A new chief executive officer or a change in government regulations which impact the economics of the business are examples. For that change to be of investment significance, it must create a significant increase in earnings or cash flow within the investment horizon. This is low P/E investing, the focus of classic value investment, but on a forward-looking basis. This approach is unique in that it combines low valuation, a value attribute, with improving earnings or cashflow, a growth attribute.


Second generation value investing provides investors with a less aggressive way to take advantage of growth opportunities in smaller companies. Using this approach, the Funds will seek to invest in companies selling at a discount to fundamental value based on earnings potential or assets. This variation of value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.


The Funds will be managed by the Adviser in accordance with the investment disciplines that Westport has employed in managing its equity portfolios for over thirteen years. The Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment process begins with the identification of change in a company's products, operations, or management. In mid range or small capitalization companies, dynamic change of this type tends to be material, may create misunderstanding in the marketplace, and may result in a company's stock becoming undervalued.


Once change is identified, the Adviser evaluates the company from a number of perspectives: what the market is willing to pay for stock of comparable companies, what a strategic buyer would pay for the whole company, and how the company's products are positioned in their various markets.


Mid cap companies identified by second generation value investing are often out of favor due to negative operational or financial events which the Adviser views as transitory or misinterpretation of various business factors by the investment community. Unrecognized assets or business opportunities, changes in regulations, legal action, including the initiation of bankruptcy proceedings, are some of the factors that create these opportunities. In addition, mid cap companies are often acquisition targets for larger companies, as they can offer the acquirer a competitive advantage in the form of economies of scale in manufacturing or distribution or product line additions.


A small cap investment opportunity may be simply unrecognized by the financial community. Fundamental research, company visits and management assessment are all very important to the evaluation process. Small Cap portfolios emphasize, but are not limited to, companies with capitalizations of under $1 billion. Operating in this market segment offers several advantages. Firstly, there is more opportunity for above-average growth and entrepreneurial impact. Secondly, this market segment is less efficiently covered by Wall Street. Thirdly, small cap companies are also often acquisition targets for larger companies.


In its overall assessment, the Adviser seeks stocks for the Funds that it believes have a greater upside potential than risk over an 18 to 24 month holding period. If the securities in which a Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation and may be depreciation in the value of such securities.


                                INVESTMENT RISKS


An investment in either or both Funds is not by itself a complete or balanced investment program. Nevertheless, the mid cap and small capitalization segments of the equity markets may be an important part of an investor's portfolio, particularly for long-term investors able to tolerate short-term fluctuations in a Fund's net asset value. Investing in mid or small capitalization companies can entail more risk than investing in larger, more established companies, however.


Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies but exceed those from large capitalization companies. The volatility of those returns is greater than that for the large capitalization issues but less than that associated with small capitalization issues. These characteristics result in part from the ability of mid capitalization companies to react to changes in the business environment at a faster rate than larger companies. In addition, they generally have more developed, more mature businesses, and greater diversity than small capitalization companies providing business stability relative to such small companies.


A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. These companies may respond more quickly to change in an industry, and are expected to increase their earnings more rapidly than larger companies. Historically, small companies have offered greater opportunity for capital appreciation than larger, more established companies.


At the same time, investing in small companies can be riskier than other investments. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A significant portion of the securities in which the Westport Small Cap Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies, in response to news about the company, the markets or the economy. As a result, the price of the Westport Small Cap Fund's shares may exhibit a higher degree of volatility than the market averages.


In addition, securities traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities traded on a national exchange. The Westport Small Cap Fund therefore may have to sell a portfolio security to meet redemptions (or for other reasons) at a discount from market prices, sell during periods when disposition is not desirable, or make many small sales over a lengthy period of time.


A Fund may invest up to 10% of its total assets in debt securities which are below investment grade, commonly known as "junk bonds." Investments of this type are subject to greater risk of loss and principal. Securities are considered investment grade if they are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("Standard & Poor's"). Bonds rated Baa or lower by Moody's or BB or lower by Standard & Poor's may have speculative characteristics. See the SAI for a description of the ratings mentioned above that are assigned by Moody's and Standard & Poor's.


                               INVESTMENT POLICIES


General. The investment objectives of a Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that these objectives will be achieved. Investors should refer to the prospectus section entitled "Investment Risks" and to the "Investment Objective and Policies, Techniques and Strategies, and Restrictions" section in the SAI for additional portfolio management discussions.


Each Fund is subject to certain investment restrictions which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.


The Funds pursue their investment objectives primarily by investing in "equity securities," which for this purpose consist of common stock, securities convertible into common stock, such as bonds and preferred stocks, American Depositary Receipts and securities such as rights and warrants which permit the holder to purchase equity securities.


To the extent consistent with their investment objectives and policies, the Funds may also invest in fixed-income securities for current income and capital preservation and in some circumstances for capital appreciation. Fixed-income securities may have a fixed or variable rate. In general, the value of fixed-income securities will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. Either of the Funds may at times for defensive purposes temporarily place all or a portion of their assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgment of the Funds' Adviser, such investments are appropriate in light of economic or market conditions.


Equity Securities may include common and preferred stock, convertible securities and warrants. Common stock represents an equity or ownership interest in a company. Although this interest often gives a Fund the right to vote on measures affecting the company's organization and operations, neither Fund intends to exercise control over the management of companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term.


Preferred Stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Convertible Securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company's stock, but to a lesser degree than its common stock.


Warrants are options to purchase an equity security at a specified price at any time during the life of the warrant. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment therein).


The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


American Depositary Receipts ("ADRs"). A Fund may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. "Unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.


Securities of Other Investment Companies. A Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company's expenses, such as investment advisory and distribution fees, and operating expenses.

Illiquid and Restricted Securities. As a non-fundamental investment policy, a Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Over-the-counter options, repurchase agreements not entitling the holder to payment of principal in seven days, and certain "restricted securities" may be illiquid.


A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or another exemption from registration under such Act, the Adviser may determine that the security is liquid under guidelines adopted by the Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund treats such holdings as illiquid.


When-Issued and Delayed Delivery Transactions. A Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Funds do not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.


Repurchase Agreements. Both Funds may enter into repurchase agreements. They are primarily used for cash liquidity purposes. In a repurchase transaction, a Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements with a maturity beyond seven days are subject to a Fund's limitations on investments in illiquid and restricted securities, discussed above.


Loans of Portfolio Securities. To attempt to increase its total return, a Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned is not expected to exceed 10% of a Fund's total assets. There are some risks in connection with securities lending. A Fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

                                     HEDGING


General. As described below, a Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on securities, futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes. The hedging instruments the Funds may use and the limits on their use are described below and in greater detail in "Investment Objectives and Policies, Techniques and Strategies, and Restrictions -- Other Investment Techniques and Strategies" in the SAI.


A Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund's exposure to the securities market.


Forward contracts are used to try to manage foreign currency risks on foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities. Writing covered call options may also provide income to a Fund for liquidity purposes or to raise cash to distribute to shareholders.


Futures. A Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as "Stock Index Futures") or foreign currencies (these are called "Forward Contracts"). A Fund will not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and related option premiums would not exceed 5% of the Fund's total assets. The notional value of the futures contracts used for hedging and gaining exposure to the securities markets may substantially exceed this limitation.


Put and  Call  Options.  A Fund may buy and sell  certain  kinds of put  options
(puts) and call options (calls). Calls a Fund buys or sells must be listed on a securities or commodities exchange, quoted on the automated quotation system of NASDAQ, or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange, in the over-the-counter market, or must be quoted by recognized dealers in those options.


The Funds may buy calls on securities, broadly-based stock indices, or Stock Index Futures. A Fund may buy calls to terminate its obligation on a call such Fund previously wrote.


The Funds may write (that is, sell) covered call options. Each call a Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written. A Fund may write calls on Futures Contracts it owns, but these calls must be covered by securities or other liquid assets such Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).


A Fund may purchase and sell put options. Buying a put on an investment gives a Fund the right to sell the investment at a set price to a seller of a put on that investment. A Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio. A Fund may write puts on broadly-based stock indices or Stock Index Futures, but only if those puts are covered by segregated liquid assets.


Special Risks. Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.


Options trading involves the payment of premiums and has special tax effects on a Fund. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on an investment that has increased in value, such Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the SAI.


                         ADDITIONAL INVESTMENT PRACTICES


Concentration. As a fundamental investment policy, a Fund may not purchase a security (other than U.S. Government Securities, as such term is defined below) if, as a result, more than 25% of its net assets would be invested in a particular industry.


Diversification. As a fundamental investment policy, a Fund may not purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.


Borrowing. As a fundamental investment policy, a Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund's total assets. As a non-fundamental investment policy, a Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earnings on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might need to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.


Cash and Temporary Defensive Positions. The Fund may hold a certain portion of its assets in cash or in investment grade cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have an A+ rating from Standard & Poor's or an A-1+ rating from Moody's, (iii) commercial paper rated P-1 by Moody's or A-1 by Standard & Poor's, (iv) repurchase agreements covering any of the securities in which a Fund may invest directly, and (v) money market mutual funds.


In addition, when the Adviser believes that business or financial conditions warrant, a Fund may assume a temporary defensive position. During such periods, such Fund may invest without limit in cash or cash equivalents. When and to the extent a Fund assumes a temporary defensive position, it will not pursue its investment objective.


Portfolio Transactions. The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rates. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year. Each Fund's portfolio turnover rate will vary from year to year depending on market conditions. The Adviser anticipates that, under normal conditions, neither Fund's portfolio turnover rate will exceed 75%.


                                   MANAGEMENT


Board of Trustees. The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its investment adviser, administrator, custodian and transfer agent. The management of each Fund's day-to-day operations is delegated to its officers, the Adviser and the Funds' administrator, subject always to the investment objective and policies of the Funds and to general supervision of the Board of Trustees. The Trustees and officers of the Funds and their principal occupations are set forth below.

Edmund H. Nicklin Jr., President and Trustee, is a Managing Member of the Adviser and a portfolio manager for Westport.

Ronald H. Oliver, Executive Vice President, Secretary, Treasurer and Trustee, is President and one of the principals of Westport.

Andrew J. Knuth, Executive Vice President, is Chairman and one of the principals of Westport.

The Adviser. Westport Advisers, LLC, 253 Riverside Avenue, Westport, Connecticut 06880, serves as the investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Subject to the general control of the Board, the Adviser makes investment decisions for the Funds. The Adviser is a limited liability corporation organized under the laws of the State of Connecticut on [ ], 1997, and is a registered investment adviser under the Investment Advisers Act of 1940. Although, as a new entity, the Adviser has no previous experience managing an investment company, the Managing Members and portfolio managers of the Adviser have substantial experience in portfolio management through Westport, an affiliate of the Adviser that is also a registered investment adviser, which provides investment services to investment companies, pension plans, endowments, foundations, and individuals. In addition, the portfolio manager for the Westport Fund and co-manager for the Westport Small Cap Fund has more than 10 years experience managing an investment company as the portfolio manager for the Evergreen Growth and Income Fund.

Westport has managed investments in small capitalization companies for thirteen years. As of the date of this Prospectus, it has over $1.3 billion of assets under management. The following table presents historical performance data that is a composite of all Westport's managed assets within the following three open-end investment companies: Managers Special Equity Fund (since 1/1/86); Diversified Funds Special Equity (since 1/1/86); and The Investment Fund for Foundations - U.S. Equity (since 6/1/94). The table below compares the composite performance of these portfolios against the Russell 2000 Composite Stock Index (the "Russell 2000"). The computed total rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. The performance figures for Westport are not net of fees and expenses. The effect of deducting operating expenses on a fund's annualized performance, including the compounding effect over time, may be substantial. See "Expenses of Investing in a Westport Fund." The table does not indicate how the Westport Small Cap Fund may perform in the future.

Time Period     (Calendar Years)    Westport(1)     Russell 2000 (2)

Inception        1986-1996          15.6%           11.7%
10 Yrs:          1987-1996          16.5%           12.4%
5 Yrs:           1992-1996          21.0%           15.7%
3 Yrs:           1994-1996          19.9%           13.7%
1 Yr:            1996               34.1%           16.5%
6 Mos:           1997               19.5%           10.2%
-------------------
(1) The modified Bank Administration Institute (BAI) method is used to compute a time-weighted rate of return in accordance with standards set by the Association for Investment Management and Research (AIMR). The composite does not reflect any assets under Westport's management except its participation in the three open-end investment companies listed and may not accurately reflect the performance of all accounts it manages.

(2) The Russell 2000 is a market weighted index composed of 2000 companies with market capitalizations from $127 million to $1.7 billion. The index is unmanaged and reflects the reinvestment of dividends.

All information presented relies on data supplied by the Adviser or is derived from statistical services, reports or other sources believed by the Trust to be reliable. It has not been verified or audited.


The principals of Westport and the Adviser have more than 25 years of collective portfolio management experience. The portfolio managers of the Adviser are Edmund H. Nicklin Jr. and Andrew J. Knuth.


Prior to joining Westport, Mr. Nicklin served as the portfolio manager of the Evergreen Growth and Income Fund (formerly, the Evergreen Value Timing Fund) from its inception on October 15, 1986 through June 30, 1997, when that Fund had $1.217 billion in net assets combining all its share classes. Mr. Nicklin holds a Bachelor of Science in Electrical Engineering, a Masters of Science in Management and a Ph.D. in Operations and Research and Statistics from Rensselaer Polytechnic Institute. As portfolio manager from inception and president of that fund from 1988 through June 30, 1994, Mr. Nicklin had full discretionary authority over the selection of investments for the Evergreen Growth and Income Fund. Average annual returns for the one-, three-, five- and ten-year periods ended December 31, 1996, the first six months of 1997, and for the entire period during which Mr. Nicklin managed the fund are compared in the following table with the performance of the Standard & Poor's 500 Index (Reinvested), the Standard & Poor's Mid Cap Index (Reinvested) and the Lipper Growth and Income Fund Average. It is important to note that Morningstar Inc. classified the Evergreen Growth and Income Fund as a "medium capitalization blend" for the more than seven years that it has tracked that fund's performance in its classification scheme that categorizes funds on the basis of capitalization of holdings and value versus growth.

                                                              Calendar Year
                                                                                        Inception
                                                                 3       5      10      through
                                             6 Mos    1 Year   Years   Years   Years    6/30/97 (4)
                                             -----    ------   -----   -----   -----    -----------

Evergreen Growth and Income Fund (1)(2)      15.0%    23.8%    18.7%   16.9%   14.6%    15.1%
Standard & Poor's 500(3)                     20.6%    23.0%    19.7%   15.2%   15.3%    16.4%
Standard & Poor's Mid Cap 400(3)             13.0%    19.2%    15.0%   14.2%   16.1%
Lipper Growth and Income Fund Average        15.5%    20.8%    16.2%   13.9%   13.1%
--------------------
(1)      Average  annual  total  return  reflects  changes  in share  prices and reinvestment  of  dividends  and  distributions,  and is  net  of  Fund expenses.

(2) The expense ratio of the Evergreen Growth and Income Fund ranged from 1.76% in 1987 to 1.27% in 1996, reflecting primarily economies of scale associated with an increase in assets under management.

(3) The Standard & Poor's indices are unmanaged indices of common stocks issued by United States companies. The indices are adjusted to reflect reinvestment of dividends.

(4)      The Evergreen  Growth and Income Fund  commenced  operations on October
         15, 1986.

Historical performance is not indicative of future performance. The Evergreen Growth and Income Fund is a separate fund and its historical performance cannot be presumed to be reflective of the potential performance of the Funds. Investment returns will fluctuate reflecting market conditions, as well as changes in company specific fundamentals of portfolio securities.


Mr. Nicklin began his career as an associate in the Corporate Planning Department of General Foods Corporation where he was employed from 1974 through 1980. Mr. Nicklin was a research associate and investment representative at Alex Brown and Sons, Inc. from 1980 through 1982 and joined the Evergreen Funds as a security analyst in 1982.


Andrew J. Knuth founded Westport Asset Management in 1983 and has more than 20 years of security analysis and portfolio management experience. Mr. Knuth was an organizing member of the Institutional Equity Group for Lazard Freres and Company, and spent two years with them specializing in investment research for institutional clients. From 1969 through 1981, Mr. Knuth was director of research for Lieber & Company, the investment adviser to the Evergreen Funds. From 1966 to 1969, Mr. Knuth was a security analyst for Vanden Broeck, Lieber & Company. From 1962 to 1966, he was involved in portfolio management with the Mutual Benefit Life Insurance Company. Mr. Knuth holds a Bachelor's degree in Economics from Dickinson College and a Masters degree in Business Administration from New York University.


Ronald H. Oliver will also be active in the Funds' day-to-day management. Mr. Oliver joined Westport Asset Management in 1984. Prior to joining Westport, Mr. Oliver was president of Starwood Corporation, a registered investment adviser managing assets for pension funds, charitable foundations, and high net worth individuals. Mr. Oliver holds a Bachelor's degree in Science from San Jose State University in California and did graduate work at the University of Maryland and the University of California.


The Advisory Agreement. Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes day-to-day investment decisions for each Fund, and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Trustees of the Trust. The Adviser also selects brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Funds. The Adviser provides persons satisfactory to the Trustees of the Trust to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser. Under the Advisory Agreement, the Westport Fund and Westport Small Cap Fund each pay the Adviser a monthly management fee in an amount equal to 1/12th of 0.90% and 1.00%, respectively, of the average daily net assets of the relevant Fund. Such fees are higher than those incurred by most other investment companies.


In addition to the payments to the Adviser under the Advisory Agreement described above, each Fund pays certain other costs of its operations including
(a) custody, transfer and dividend disbursing expenses, (b) shareholder servicing fees, (c) fees of Trustees who are not affiliated with the Adviser, (d) legal and auditing expenses, (e) clerical, accounting and other office costs, (f) costs of printing the Funds' prospectuses and shareholder reports, (g) costs of maintaining the Trust's existence, (h) interest charges, taxes, brokerage fees and commissions, (i) costs of stationary and supplies, (j) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities, and (k) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.


The Administrator. On behalf of the Funds, the Trust has entered into an Administration and Distribution Agreement with ________________ (the "Administrator" and the "Distributor"). As provided in this agreement, the Administrator is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which it must pay), providing the Trust with general office facilities and for certain special functions, and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, the Administrator receives a fee computed and paid monthly based on the average daily net assets of each Fund. Like the Adviser, the Administrator, in its sole discretion, may waive all or any portion of its fees.


The Distributor. Pursuant to the Administration and Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor acts as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor receives no compensation for its services under the Distribution Agreement. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions ("Selected Dealers") through which investors may purchase or redeem shares. The Distributor may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Funds. Investors purchasing shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge.


Shareholder Services. The Trust has adopted a shareholder services plan with respect to the Class A shares of each Fund providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the Class A shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.


Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for shares of a Fund held beneficially; and providing such other services as the Trust or a shareholder may request.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchase of Shares

Shares of the Funds are offered at the next determined net asset value without any sales charge by the Funds as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and subscription order forms can be obtained from the Funds at the address listed on the cover of this Prospectus.

For each shareholder of record, the Transfer Agent, as the shareholder's agent, establishes an open account to which all shares purchased are credited, together with any dividends and capital gain distributions which are paid in additional shares. See "Dividends and Tax Matters." Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. No certificates are issued for fractional shares.

Minimum Investment. The initial minimum investment for Class A shares of either Fund is $5,000, or $2,000 for retirement accounts. The minimum for subsequent investments for such Class in either Fund is $100. For Class B shares, the minimum investment is $1 million for either Fund and the minimum for subsequent investments is $10,000.

Purchase Procedures -- By Mail. To purchase shares of the Funds an investor should send a check made payable to "The Westport Funds" and a completed subscription order form to the Transfer Agent at:

[                              ]

Checks are accepted subject to collection at full face value in United States currency.

By Bank Wire. To purchase shares of a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at [ ], to obtain an account number. The investor should then instruct a member commercial bank to wire funds to:

[                               ]

The investor should then promptly complete and mail the subscription order form. Subsequent purchases can be made by bank wire, as indicated above, by mailing a check to the Transfer Agent at the address listed above or by electronic funds transfer, described immediately below. Each investment in shares of a Fund, including dividends and capital gain distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares were purchased, and the new balance of Fund shares owned.

By Automated Clearing House ("ACH"). An investor that elects telephone purchase privileges may purchase shares by telephone with payment by ACH, electronically transferring funds from the investor's designated bank account. An investor may purchase additional shares by telephone using ACH for purchases greater than $100. In order to purchase shares by telephone and make payment by ACH, an investor must complete the appropriate sections of the subscription order form. Shareholders who have authorized telephone purchases may effect purchases by telephoning the Transfer Agent at [ ].

Purchasing Through Your Broker-Dealer. Shareholder accounts may be maintained through certain broker-dealers. These broker-dealers may make arrangements for their customers to purchase and redeem shares of the Funds by telephone and some broker-dealers may impose a charge for their services. Alternatively, an investor who has not made his initial purchase through a broker-dealer may purchase and redeem those shares directly through the Transfer Agent without any such charges.

Automatic Investment Plan. Investors may also purchase shares by arranging systematic monthly investments into a Fund with either Fund's Automatic
Investment Plan ("AIP"). The minimum initial investment is $5,000 and the minimum subsequent investment is $100. After investors give a Fund proper authorization, their bank accounts, which must be with banks that are members of ACH, will be debited accordingly to purchase shares. Investors will receive a confirmation for every transaction, and a withdrawal will appear on their bank statements.

To participate in the AIP, investors must complete the appropriate sections of the subscription order form or the Automatic Investment Plan Form. These forms may be obtained by calling the Funds' Transfer Agent at [ ]. The amount investors specify will automatically be invested in shares at the relevant Fund's net asset value per share next determined after payment is received by that Fund.

To change the amount invested, written instructions must be received by a Fund at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by a Fund at least 20 Business Days in advance. If there are insufficient funds in the investor's designated bank account to cover the shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund shares will be purchased).

Investors should check with their banks to determine whether they are members of the ACH and whether their banks charge a fee for transferring funds through the ACH. Expenses incurred by a Fund related to AIP are borne by that Fund and therefore there is no direct charge by such Fund to investors for use of these services.

Redemption of Shares

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of a Fund will be redeemed at their next determined net asset value.

Redemption Procedures -- Written Requests. Redemptions requests may be made in writing to the Transfer Agent at:

[                                     ]

The request must specify the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). A signature guarantee is required for any written redemption request for an amount greater than $50,000. Signature guarantees are described more fully under "Purchases and Redemptions of Shares --Signature Guarantees" below.

If shares to be redeemed are held in certificate form, the certificates must be enclosed with the written redemption request. Certificates must be properly endorsed and, for protection, shareholders should use registered mail. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Redemptions requests may also be made through the broker-dealer through whom you purchased your shares.

By Telephone. Shareholders who wish to redeem shares by telephone must elect this option by properly completing the appropriate section of their subscription order form. Due to the time required to set up this service initially, this privilege may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at [ ] and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, a Fund will mail a check to the shareholder's record address, or, if a shareholder has provided bank wire or ACH redemption authorization, a Fund will wire or electronically transfer the proceeds to the shareholder's designated bank account. Shareholders must complete the appropriate sections of the subscription order form to authorize receipt of redemption proceeds by bank wire or ACH. Redemptions for amounts less than $5,000 will be made by check or by ACH. Redemptions of $5,000 or more maybe made by bank wire.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Transfer Agent, the Administrator, the Adviser nor the Funds will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

Signature Guarantees. A signature guarantee is required for any written request to redeem an amount greater than $50,000 and for any endorsement on a stock certificate. In addition, a signature guarantee is required for instructions to change a shareholder's (i) record name or address, (ii) ACH bank or bank account information, (iii) Systematic Withdrawal information, (iv) dividend election or (v) telephone purchase, redemption or exchange options. Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a signature guarantee is required, each person required to sign for the account must have his signature guaranteed. Signature guarantees by notaries public are not acceptable.

Systematic Withdrawal Plan. Any shareholder who owns shares of a Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which the shareholder offers to sell to such Fund at net asset value the number of full and fractional shares which will produce the monthly or quarterly payments specified (minimum $100 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers.

Shareholders wishing to utilize this Plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent at [ ]. No additional charge to the shareholder is made for this service.

Other Redemption Information. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes. Checks for redemption proceeds normally will be mailed, and bank wire or ACH redemption payments will normally be made, within seven days, but will not be mailed until all checks (including a certified or cashier's check) in payment for the purchase of the shares to be redeemed have been cleared, currently considered by the Funds to occur 15 days after investment. Unless other instructions are given, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

The Funds may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of a Fund not reasonably practicable.

To be in a position to eliminate excessive expenses, the Funds reserve the right to redeem upon not less than 30 days' notice all shares of a Fund in an account (other than an IRA) which has a value below $1,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Proceeds of redemptions normally are paid by check, electronic transfer or bank wire. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of a Fund.

Retirement Plans

The Funds have a master IRA plan described briefly below. Detailed information concerning the IRA plan including related documentation on applications and charges of the custodian may be obtained from the Funds. Contributions to these plans are deductible for Federal income tax purposes for certain investors and become taxable only upon withdrawal. In addition, income and capital gains earned by these plans are sheltered from taxation until withdrawal.

In general, individuals earning compensation may make tax deductible IRA contributions of up to $2,000 per year. The deductibility of an individual's IRA contribution may be reduced or eliminated if the individual or, in the case of a married individual, or the individual's spouse is an active participant in an employer-sponsored retirement plan. In the case of an active participant, the deduction will not be available for an individual with adjusted gross income above $35,000, a married couple filing a joint return with adjusted gross income above $50,000 and a married individual filing separately with adjusted gross income above $10,000. In addition, an individual with a non-working spouse may establish a separate IRA for the spouse and annually contribute a total of up to $4,000 to the two IRAs, provided that no more than $2,000 may be contributed to the IRA of either spouse. The minimum investment to establish an IRA is $2,000.

The master IRA plan also permits an IRA rollover of a lump sum distribution from a qualified pension or profit-sharing plan. The participant may roll over all or part of such a distribution into an IRA plan and thereby postpone Federal income tax on that part of the distribution. The rollover must be made within 60 days after receipt of the distribution. Rollovers must be made directly from the plan to avoid certain withholding taxes.

Withdrawals from an IRA, other than that portion, if any, of the withdrawal considered to be a return of the investor's non-deductible IRA contribution, are taxed as ordinary income when received. Such withdrawals may be made without penalty after the participant reaches age 59 1/2, and must commence shortly after age 70 1/2. Withdrawals before age 59 1/2 or the failure to commence withdrawals on a timely basis after age 70 1/2 may involve the payment of certain penalties.

The Fund may also be used as a funding vehicle for 401(k) and other retirement plans.

For more information call the Adviser at [ ] or write to the Fund.


                            DIVIDENDS AND TAX MATTERS


Dividends. Each Fund's policy will be to make distributions at least annually from the investment company taxable income of such Fund. Net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, is also expected to be distributed at least annually. Investment company taxable income of a Fund consists of all of that Fund's taxable income other than the excess, if any, of net long-term capital gain over net short-term capital loss, reduced by deductible expenses of that Fund. The expenses of a Fund are accrued each day. Unless a shareholder elects to have dividends and distributions paid in cash, such dividends and distributions will be reinvested in additional shares of the relevant Fund.

Taxation. The following discussion is intended for general information only. An investor should consult with his or her own tax advisor as to the tax consequences of an investment in a Fund, including the status of distributions under applicable state or local law.


Federal Income Taxes. The Trust intends to elect and qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Trust must meet certain income, distribution and diversification requirements. In any year in which the Trust qualifies as a regulated investment company and timely distributes all of its taxable income, the Trust generally will not pay any U.S. federal income or excise tax.


Dividends paid out of the Trust's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Because a portion of each Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Dividends are taxable to shareholders in the same manner wheth7er received in cash or reinvested in additional shares of a Fund.


A distribution of an amount in excess of the Funds' current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.


A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


Each year, each Fund will notify its shareholders of the tax status of dividends and distributions.


Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


The Funds may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S.
federal income tax liability.


Further information relating to tax consequences is contained in the SAI.

State and Local Taxes. A Fund's distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisors regarding the particular tax consequences on an investment in a Fund.


                         ORGANIZATION AND DESCRIPTION OF
                          SHARES OF BENEFICIAL INTEREST


The Trust was created on September 17, 1997 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series and classes. All shares of each Fund will have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required to and does not intend to hold meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or changing the fundamental investment policies) or by the Declaration of Trust. A shareholder's meeting shall, however, be called by the secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.


              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


[ ], which has its principal business address at [ ], has been retained to act as Custodian of the Funds' investments. [ ] has no part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. [Name], [address], has been retained to serve as the Funds' transfer agent and dividend disbursing agent.


                             REPORTS TO SHAREHOLDERS


The fiscal year of the Funds ends on May 31 of each year. The Funds send to their shareholders, at least semi-annually, reports showing the investments and other information (including unaudited financial statements). An annual report, containing financial statements audited by the Funds' independent accountants, is sent to each Fund's shareholders each year.



                             THE FUNDS' PERFORMANCE

Total Return. From time to time, the Trust may advertise certain information about the performance of the Funds. Each Fund may present its "average annual total return" over various periods of time. Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund's shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund. Figures may be given for the most current one-, five- and ten-year periods (or the life of such Fund, if it has not been in existence for any such period) and may be given for other periods as well. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Furthermore, in reports or other communications to shareholders or in advertising material, a Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services which monitor the performance of mutual funds, other industry or financial publications or financial indices or a composite benchmark index. It is important to note that the total return figures are based on historical returns and are not intended to indicate future performance.


                             ADDITIONAL INFORMATION


Any shareholder inquiries may be directed to the Trust as the address or telephone number listed on the cover page of this Prospectus. This Prospectus, including the SAI which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C. (http://www.sec.gov).

                       Statement of Additional Information


                                [       ], 1997


                               The Westport Funds
                               ------------------

                                  Westport Fund
                             Westport Small Cap Fund


                              253 Riverside Avenue
                           Westport, Connecticut 06880
                                  203-227-3601


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Westport Funds - Westport Fund and Westport Small Cap Fund, dated _________, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling The Westport Funds at the address and telephone number given above.

                                TABLE OF CONTENTS

                                                                            Page

Investment Objectives and Policies, Techniques and Strategies,
         and Restrictions......................................................1

Management of the Fund........................................................11

Determination of Net Asset Value..............................................12

Redemption of Shares..........................................................13

Portfolio Turnover............................................................13

Portfolio Transactions and Brokerage..........................................13

Taxation......................................................................14

Calculation of Performance Data...............................................20

Counsel and Independent Accountants...........................................21

Appendix A....................................................................22

                 INVESTMENT OBJECTIVES AND POLICIES, TECHNIQUES
                        AND STRATEGIES, AND RESTRICTIONS

Investment Objectives and Policies


The Westport Funds (the "Trust") is a no-load, open-end, management investment company with two different investment portfolios -- Westport Fund and Westport Small Cap Fund (each, a "Fund" and, collectively, the "Funds"). The investment objectives, strategy, risks and policies of each Fund, and a description of the securities in which each Fund may invest is set forth in the Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.


U.S. Government Securities. All U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment. The Fund will invest in the securities of such agencies or instrumentalities only when Westport Advisers, LLC, the Funds' investment adviser (the "Adviser") is satisfied that the credit risk with respect to such instrumentality is minimal.


Convertible Securities. The Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


Lower-Grade Securities. Each Fund may invest up to 10% of its total assets in lower-grade securities. Lower-grade securities (commonly known as "junk bonds") are rated less than "BBB" by Standard & Poor's Corporation ("Standard & Poor's"), or less than "Baa" by Moody's Investors Service, Inc. ("Moody's"), or have a comparable rating from another rating organization. If unrated, the security is determined by the Adviser to be of comparable quality to securities rated less than investment grade.


High yield, lower-grade securities, whether rated or unrated, have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For more information about the rating systems of Moody's and Standard & Poor's, see Appendix A to this SAI.


Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies

When-Issued Securities. The Funds may take advantage of offerings of eligible portfolio securities on a "when-issued" basis where delivery of and payment for such securities takes place sometime after the transaction date on terms established on such date. The Funds only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments will not be made if, as a result, more than 15% of the net assets of a Fund would be so committed.


Repurchase Agreements. The Funds may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Trust's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "1940 Act"), collateralized by the underlying security.


Illiquid and Restricted Securities. To enable the Funds to sell restricted securities not registered under the Securities Act of 1933, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.


Each Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Trust. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be deemed to be illiquid.


Foreign Securities. The Funds may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such securities are referred to as "foreign securities."


Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies of business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage or foreign stock markets that do not move in a manner parallel to U.S. markets. If a Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians or depositories holding them must be approved by the Trust's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.


Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.


Loans of Portfolio Securities. The Funds may lend their portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Funds. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code of 1986 (the "Code") and must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.


Hedging With Options and Futures Contracts. The Funds may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on securities, futures and broadly-based stock indices for the purposes described in the Prospectus. These are all referred to as "hedging instruments." When hedging to attempt to protect against declines in the market value of a Fund's portfolio, or to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund may: (i) sell futures contracts that relate to broadly based stock indices (these are referred to as "Stock Index Futures"),
(ii) buy puts on securities or securities indices, or (iii) write covered calls on securities, securities indices or Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities a Fund may: (i) buy Stock Index Futures, or (ii) buy calls on securities, securities indices or Stock Index Futures. Normally, a Fund would then purchase the equity securities and terminate the hedging portion.


A Fund's strategy of hedging with futures and options on futures will be incidental to such Fund's investment activities in the underlying cash market. In the future, a Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments a Fund may use is provided below.


Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issues in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.


Stock Index Futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with such Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.


At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to such Fund. Any gain or loss is then realized by such Fund on the future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.


Writing Call Options. As described in the Prospectus, a Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because such Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by a Fund are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.


A Fund may also write calls on futures without owning a futures contract of deliverable securities, provided that at the time the call is written, such Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. Each Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. In no circumstances would an exercise notice as to a future put a Fund in a short futures position.


Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, such Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, such Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, such Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, such Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.


When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. Such Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of such Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring such Fund to exchange currency at the specified rate of exchange or to take delivery of the underlying security against payment of the exercise price. Such Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which such Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once such Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit such Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. Such Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.


The Trustees have adopted a non-fundamental policy that each Fund may write covered call options or write covered put options with respect to not more than 5% of the value of its net assets. Similarly, each Fund may only purchase call options and put options with a value of up to 5% of its net assets.


Purchasing Puts and Calls. A Fund may purchase calls to protect against the possibility that such Fund's portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and such Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to such Fund.


When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a "protective put") enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and such Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).


Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay such Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon such Fund's exercise of its put, to deliver cash to such Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.


When a Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects such Fund to the extent that the index moves in a similar pattern to the securities such Fund holds. Such Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, such Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.


Each Fund's options activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund may cause that Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within each Fund's control, holding a put might cause a Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.


Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.


Regulatory Aspects of Hedging Instruments. The Funds are required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, each Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under this rule, neither Fund is limited regarding the percentage of its assets committed to futures margins and related options premiums subject to a hedge position. However, aggregate initial futures margins and related options premiums are limited to 5% or less of each Fund's net asset value for other than bona fide hedging strategies employed by each Fund within the meaning and intent of applicable provisions of the Commodity Exchange Act and CFTC regulations thereunder.


Transactions in options by the Funds are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Funds (or an adviser that is an affiliate of the Funds' adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.


Due to requirements under the 1940 Act, when a Fund purchases a Stock Index Future, such Fund will maintain, in a segregated account or account with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.


Additional Information About Hedging Instruments and their Use. The Funds' Custodian or a securities depository acting for the Custodian, will act as the Funds' escrow agent, through the facilities of Options Clearing Corporation ("OCC"), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds' entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.


When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U. S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in the illiquid securities as stated in the Prospectus) the marked to market value of any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.


Additional Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of a Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.


The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, a Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historic volatility of the prices of the equity securities being hedged is more than the historic volatility of the applicable index. It is also possible that if a Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in such Fund's portfolio may decline. If that occurred, such Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.


If a Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such futures, on securities or on stock indices, it is possible that the market may decline. If such Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, such Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions


Each Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that each Fund must follow that are also fundamental policies. Fundamental polices and each Fund's investment objective cannot be changed without the vote of a "majority" of a Fund's outstanding voting securities. Under the 1940 Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


Under these additional restrictions, neither Fund can:

- invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but each Fund is authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

- invest in real estate or real estate limited partnerships (direct participation programs); however, each Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

- make short sales whereby the dollar amount of short sales at any one time would exceed 5% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply;

- purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin;

- underwrite securities of other companies except in so far as either Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security;

-     invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

- borrow money, or pledge its assets, except that the Funds may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and, borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of a Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

- invest for the purpose of exercising control or management of another company;

- issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

- pledge, mortgage or hypothecate its assets except in connection with permitted borrowings;

- make loans to other persons except through the lending of securities held by it (but not to exceed a value of [one-third] of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with the Funds' investment policies;

- acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

                             MANAGEMENT OF THE FUND

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. An asterisk (*) has been placed next to the name of each Trustee who is an "interested person" of the Trust, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Trust, a Fund or the Adviser.

                                                           Principal Occupations
Name, Address and Age         Position with the Trust      During the Past Five Years
---------------------         -----------------------      --------------------------

Edmund H. Nicklin Jr.*, 50    Trustee and President        Managing Member, Westport Advisers, LLC; Portfolio
253 Riverside Avenue                                       Manager, Westport Asset Management, Inc.; Portfolio
Westport, CT  06880                                        Manager, Evergreen Funds (1982-1997).

Ronald H. Oliver*, 68         Trustee, Executive Vice      President, Westport Asset Management, Inc.;
253 Riverside Avenue          President, Secretary and     Director, Automated Security (Holdings) (1995-1996).
Westport, CT  06880           Treasurer

Andrew J. Knuth, 59           Executive Vice President     Chairman, Westport Asset Management, Inc.
253 Riverside Avenue
Westport, CT  06880

The Trustees of the Trust who are employees of the Adviser or officers or employees of any of its affiliates receive no remuneration from the Trust. Each of the other Trustees is paid an annual retainer of $5,000, and a fee of $1,000 for each meeting attended and is reimbursed for the expenses of attendance of such meetings.

Compensation of Trustees and Certain Officers

The following table sets forth information regarding compensation of Trustees by the Trust, and by the fund complex of which the Trust is a part, for the fiscal year ended May 31, 1998. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. In the column head "Total Compensation From Registrant and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the fund complex on which the Trustee serves. The Trust does not pay any pension or retirement benefits.

                          Estimated Compensation Table
                         Fiscal Year Ended May 31, 1998

                                                                   Total Compensation from
                                       Aggregate Compensation        Registrant and Fund
Name of Person, Position                  from Registrant          Complex Paid to Trustee
------------------------                  ----------------         -----------------------

Edmund H. Nicklin Jr.**, Trustee and             $0                         $0(1)
President

Ronald H. Oliver**, Trustee,                      0                         0(1)
Executive Vice President, Secretary
and Treasurer


-----------------
*        Member of Audit Committee.

** "Interested person," as defined in the Investment Company Act of 1940, of the Trust because of the affiliation with Westport Advisers, LLC, the Funds' investment adviser.

                        DETERMINATION OF NET ASSET VALUE


Each Fund's net asset value per share is computed as of the close of trading on the New York Stock Exchange on each day during which the New York Stock Exchange is open for trading. The net asset value per share of each Fund is computed by dividing the total current value of the assets of each Fund, less its liabilities, by the total number of shares of such Fund outstanding at the time of such computation.


Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Funds are valued at fair value as the Board of Trustees may determine in good faith.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund's net asset value per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Neither Fund will distribute in kind portfolio securities that are not readily marketable.

                               PORTFOLIO TURNOVER

The Funds may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving their investment objectives. Although the Funds cannot accurately predict their portfolio turnover rate, it is not expected to exceed 75% in normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Adviser and the broker.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers or dealers who effect, or are parties to, portfolio transactions of the Funds or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Adviser's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Adviser's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of the practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

                                    TAXATION

Taxation of the Funds

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that they distribute to shareholders. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of a Fund's income may consist of dividends paid by U.S. corporations, a portion of the dividends paid by such Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the relevant Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net value of a share of the relevant Fund on the reinvestment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Sale of Shares

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Original Issue Discount Securities

Investments by a Fund in zero coupon or other discount securities will result in income to such Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though such Fund receives no cash interest payments. This income is included in determining the amount of income which that Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from such Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by that Fund in a written notice to shareholders.

Market Discount Bonds

Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by such Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless such Fund elects to include the market discount in income as it accrues.

Options and Hedging Transactions

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium is received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60-40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The  30%  limitation  described  above  and  the  diversification   requirements
applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, future contracts and forward contracts.

Currency Fluctuations - "Section 988" Gains or Losses

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, a Fund's holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. In many cases, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns, as though such Fund constructively sold the security at the time of entering into the short sale.

Passive Foreign Investment Companies

If a Fund invests in stock of certain foreign investment companies, such Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each of such Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund's investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a dividend to its shareholders.

A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund's investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund may be eligible to elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions and dispositions would still apply.

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax at a rate of 31% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation -- Backup Withholding," above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of a Fund and the five year period ending on the date of the disposition of those shares, such Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of that Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder, as discussed above, and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations and certain participating debt securities.

Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may, from time to time, include the yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the Securities and Exchange Commission:

                          YIELD = 2[(a - b + 1)6 - 1]
                                     -----
                                       cd

Where:   a = dividends and interest earned during the period;
         b = expenses accrued for the period (net of reimbursements);
         c = the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of such Fund), calculated pursuant to the following formula which is prescribed by the Securities and Exchange Commission:

                                 P(1 + T)n = ERV

Where:     P =      a hypothetical initial payment of $1,000;

           T =      the average annual total return;

           n =      the number of years; and

           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.


All total return figures assume that all dividends are reinvested when paid.


                       COUNSEL AND INDEPENDENT ACCOUNTANTS


Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112.


[Name and address] have been appointed as independent accountants for the Funds.

                                                                      APPENDIX A

                           DESCRIPTION OF BOND RATINGS

Moody's Ratings

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they compromise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to payment of principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rate B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded having extremely poor prospects of attaining any real investment standing.

S&P's Ratings

Bonds rated AA by S&P have a very strong capacity to pay interest and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal.

Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                            PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a)  Financial Statements

              Included in Part A of the Registration Statement:
                  None.

              Included in Part B of the Registration Statement:
                  Report of Independent Certified Accountants*
                  Statement of Assets and Liabilities*
                  Notes to Financial Statements*

              Included in Part C of the Registration Statement:
                  None.

         (b)  Exhibits

              1.  Declaration of Trust

              2.  By-Laws*

              3.  Not Applicable

              4. Specimen certificate for shares of beneficial interest, par value $.001 per share*

              5.  (A) Form of  Investment  Advisory  Agreement*
                  (B) Form of Administration Agreement*

              6.  Form of Distribution Agreement*

              7.  Not Applicable

              8.  Form of Custodian Agreement*

              9.  (A)  Form of Transfer Agency Agreement*
                  (B)  Shareholders Service Plan*
                  (C)  Form of Shareholder Service Agreement*

             10.  Opinion and Consent of Dechert Price & Rhoads*

             11.  Consent of Independent Certified Public Accountants*

             12.  Not Applicable

             13.  Not Applicable

             14.  Not Applicable



__________________________

* To be filed in a pre-effective amendment.

             15.  Not Applicable

             16.  Not Applicable

             17.  Not Applicable

             18.  Powers of Attorney*

Item 25.  Persons Controlled by or under Common Control with Registrant.

          None. The Registrant is a recently organized business trust and has no outstanding shares of beneficial interest.

Item 26.  Number of Holders of Securities.

          None. The Registrant is a recently organized business trust and has not issued any securities as of the date of this Registration Statement.

Item 27.  Indemnification.

          It is the Registrant's policy to indemnify its trustees, officers, employees and other agents to the maximum extent permitted by 12 Del.
          C. Sec. 3817 as set forth in Article IX, Section 2 of Registrant's Declaration of Trust, filed as Exhibit 1, and ____________ of the
          Registrant's By-laws, filed as Exhibit 2. The liability of the Registrant's directors and officers is dealt with in Article IX,
          Section 1 of the Registrant's Declaration of Trust and ______________ of the Registrant's By-laws. The indemnification of the Registrant's shareholders is dealt with in Article IX, Section 3 of the Registrant's Declaration of Trust. The liability of Westport Advisers, LLC, the Registrant's investment adviser, for any loss suffered by the Registrant or its shareholders is set forth in Section _________ of the Advisory Agreement, filed as Exhibit 5 to this Registration Statement. The liability of ___________, the Registrant's administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section ____ of the Administration Agreement, filed as Exhibit 9 to this Registration Statement.

Item 28.  Business and Other Connections of Investment Advisor

          The descriptions of the Adviser under the caption "Management" in the Prospectus in Part A of this Registration Statement are incorporated by reference herein. Mr. Edmund H. Nicklin Jr., Ronald H. Oliver and Andrew J. Knuth has had no other business connections of a substantial nature during the past two fiscal years.

Item 29.  Principal Underwriters

          To be provided in a pre-effective amendment.

Item 30.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained as follows: Journals, ledgers, securities records and other original records will be maintained principally at the offices of [ ]. All other records so required to be maintained will be maintained at the offices of Westport Advisers, LLC, 253 Riverside Avenue, Westport, Connecticut 06880.

Item 31.  Management Services.

          Not Applicable

Item 32.  Undertakings.

          The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this post-effective amendment to the Registrant's 1933 Act Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westport and State of Connecticut on the 17th day of September, 1997.

                                       THE WESTPORT FUNDS

                                       By:/s/ Edmund H. Nicklin Jr.
                                          --------------------------------------
                                          Edmund H. Nicklin Jr.
                                          President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title                                    Date

/s/ Edmund H. Nicklin Jr.     Trustee, President                       9/17/97
------------------------
Edmund H. Nicklin Jr.


/s/ Ronald H. Oliver          Trustee, Executive Vice President
---------------------         Secretary and Treasurer                  9/17/97
Ronald H. Oliver





*   To be filed in a pre-effective amendment.